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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use of our report dated August 8, 1997 on the financial statements of Adair International Oil and Gas, Inc. (the "Company"), which appears in the Form 10-KSB of the Company for the year ended May 31, 1997.


                                           /s/
                                           Braden, Bennink, Goldstein,
                                                 Gazaway & Company, PLLC